Exhibit 99.1

Business Update

June 29, 2005

Forward-Looking Statements

The information contained in this presentation includes certain estimates and other forward-looking information that reflect our current views with respect to future events and financial performance

These estimates and other forward-looking information are based on assumptions that

HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material to HealthSouth

There can be no assurance that any estimates or forward-looking information will be realized

All such estimates and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein

You are cautioned not to place undue reliance on the estimates and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein

Forward-Looking Statements (cont.)

Some factors that may affect the accuracy of such forward-looking statements are as follows:

Regulatory changes, including the implementation of the recently-adopted 75% Rule

Resolution of outstanding litigation, including certain class action litigation alleging violations under federal securities laws and certain qui tam actions

Our ability to successfully refinance our existing public indebtedness as it becomes due Changes, delays in or suspension of reimbursement by payors Completion of the investigations by the United States Department of Justice Competitive pressures General conditions in the economy and capital markets Completion of the reconstruction of our financial records

Cautionary Statements Regarding Presentation

Our recently filed comprehensive Form 10-K, which contains information relating to the years ended December 31, 2000 through December 31, 2003, is the first periodic filing we have made since the filing made for the period ended September 30, 2002. Certain of the financial information contained in the comprehensive Form 10-K represents a restatement of previously filed financial statements

No financial statements filed prior to the comprehensive Form 10-K should be relied upon

This presentation contains information relating to periods up to and including December 31, 2003 and information relating to periods after December 31, 2003

The information relating to periods up to and including December 31, 2003 was taken from the financial statements contained in our comprehensive Form 10-K, which have been audited

The information relating to periods after December 31, 2003 is unaudited and remains subject to change based upon the ongoing efforts to reconstruct our accounting records relating to those periods. Actual results may differ materially from the results presented herein for those periods

Cautionary Statements Regarding Presentation (cont’d)

Amounts shown for periods after December 31, 2003 were prepared on a basis consistent with amounts shown for periods up to and including December 31, 2003, with the following exceptions. Amounts shown for periods after December 31, 2003:

Include “Restructuring Charges” unless otherwise noted, even though such charges may be of a recurring nature

Exclude the results of the discontinued operations

Do not include charges relating to the impairment of assets

May not reflect the appropriate accounting treatment for certain lease transactions. For example, certain lease transactions that have been re-classified as capital lease following the completion of our reconstruction process may not be reflected in the results presented for periods after December 31, 2003

May differ materially from the results presented herein for those periods following the completion of our reconstruction process

Considerations Involving Our Current Situation

The DOJ continues its investigation into HealthSouth’s former financial reporting practices and related activities and significant litigation exists regarding these matters

HealthSouth, as well as certain of its past and present officers and directors, is also subject to a number of class action, derivative and individual lawsuits relating to, among other things, allegations of violation of federal securities laws

We are in the process of reconstructing our accounting records for periods after December 31, 2003 and we anticipate filing our Form 10-K for the year ended December 31, 2004 by the end of the fourth quarter of 2005

Notes Regarding Presentation of Non-GAAP Financial Measures

The financial data contained herein includes non-GAAP financial measures, including “EBITDA”, to assist in assessing projected and actual operating performance and to facilitate quantification of planned business activities As used by HealthSouth, “Adjusted EBITDA” is consistent with the definition of Adjusted Consolidated EBITDA in our Senior Subordinated Credit Agreement dated as of January 16, 2004. In general terms, this definition allows us to add back to EBITDA charges classified as “Restructuring Charges” until June 30, 2005. These charges are generally not consistent with the definition of restructuring charges as defined under GAAP

Costs which we classify as “Restructuring Charges” are: professional fees associated with litigation, financial restructuring, government investigations, forensic accounting, creditor advisors, accounting reconstruction, audit and tax work associated with the reconstruction process, and the implementation of Sarbanes-Oxley §404 and non-ordinary course charges incurred after March 19, 2003 and related to the company’s overall corporate restructuring Under the Senior Subordinated Credit Agreement, we are permitted to continue to add back to EBITDA professional fees associated with the class-action and shareholder derivative litigation after June 30, 2005

Notes Regarding Presentation of Non-GAAP Financial Measures (cont’d)

EBITDA may be useful to stakeholders because it is commonly used as an analytical indicator within the healthcare industry to calculate facility performance, allocate resources and measure leverage capacity and debt service ability EBITDA should not be considered as a measure of financial performance under GAAP

Because HealthSouth currently does not have a balance sheet for any period after December 31, 2003, we are currently unable to reconcile non-GAAP financial measures for such periods to a financial measure calculated in accordance with GAAP. In addition, once our reconstruction process is completed for periods after December 31, 2003, changes could occur in the results indicated for such periods

Agenda

I. Overview

II. 75% Rule III. Legal Update IV. Restatement Update V. Comprehensive Form 10-K VI. Liquidity & Refinancing VII. Operations Update VIII. Strategic Plan IX. Questions & Answers

Jay Grinney

Jay Grinney Greg Doody John Workman John Workman John Workman Mike Snow Jay Grinney

I. Overview

1Q 2005 Results(a)

(dollars in millions)

1Q 2005 1Q 2005

Actual Budget

Net Revenue $925.2 $920.8

Expenses:

Personnel Costs 409.3 417.0

Cost of Sales 91.8 87.2

Other 239.0 233.3

Depreciation and Amortization 50.9 43.6

Minority Interest 24.6 24.1

Operating Earnings $109.6 $115.6

Adjusted EBITDA $160.5 $159.2

Adjusted EBITDA Margin 17.3% 17.3%

(a) Amounts are unaudited, before restructuring charges, impairments and subject to restatement

Agenda

I. Overview

II. 75% Rule

III. Legal Update IV. Restatement Update V. Comprehensive Form 10-K VI. Liquidity & Refinancing VII. Operations Update VIII. Strategic Plan IX. Questions & Answers

Jay Grinney

Jay Grinney

Greg Doody John Workman John Workman John Workman Mike Snow Jay Grinney

II. 75% Rule

Reminder…

Old “HCFA-10” Conditions

1. Stroke

2. Brain Injury

3. Amputation

4. Spinal Cord

5. Fracture of the Femur

6. Neurological Disorders

7. Multiple Trauma

8. Congenital Deformity

9. Burns 10.Polyarthritis

New CMS-13 Conditions

1. – 9. Same as “HCFA 10” 10. Osteoarthritis

After less intensive setting

11. Rheumatoid Arthritis

After less intensive setting

12. Joint Replacement

Bilateral

Age ³85

Body Mass index >50

+

13. Systemic Vasculidities

After less intensive setting

II. 75% Rule (cont’d)

Overview

The company is disappointed by CMS’ decision to resume enforcement of the 75% Rule The 75% Rule is having a much greater impact on the industry than expected

HealthSouth’s Q1 volumes are somewhat better than those of the industry

Steeper declines are evident in Q2 as facilities approach their date to fully comply with the 75% Rule The company is actively participating in an industry coalition to communicate the impact of the 75% Rule with regulators, legislators, and relevant constituents The company has initiated research efforts consistent with the recommendations of the GAO Report

II. 75% Rule (cont’d)

Impact on the Industry

IRF Discharges

74,000

72,000 70,000 68,000 66,000 64,000

Uniform Data System

Quarterly Discharge Comparison 2002—2005 (Medicare Only)

68,579

70,347

69,525

72,028

71,376

72,639

71,191

73,052

73,016

72,769

69,345

69,211

65,893

-9.8% Q1 2004 vs.

Q1 2005

-3.9% Q1 2002 vs.

Q1 2005

Suspension of Enforcement of 75% Rule

0

1st Qtr 02 2nd Qtr 02 3rd Qtr 02 4th Qtr 02 1st Qtr 03 2nd Qtr 03 3rd Qtr 03 4th Qtr 03 1st Qtr 04 2nd Qtr 04 3rd Qtr 04 4th Qtr 04 1st Qtr 05

Percentages reflect variance from corresponding prior year quarter

Data derived from facilities reporting discharges in each quarter. Data represents approximately 63% of Medicare IRF discharges

This summary information was provided by UDSmr, for the benefit of the rehabilitation field, and is used with prior written permission of UDSmr

II. 75% Rule (cont'd)

Projected Medicare Savings FY 2005 - Updated

	IRF Cases Reduced	Net Medicare Savings
Original CMS estimate ($ only)	~ 1,750 [(a)]	$10 million
FY 2005 industry projection (UDSmr data)	~ 39,600 [(b)]	$226 million
AMRPA estimates of annual impact	~ 39,000 [(c)]	not provided

(a) CMS estimate, $10 million, divided by $5,710, the "net savings" per case reduction due to movement to SNF, Home Health, etc. (Rate per Fed. Reg. Vol. 69, No. 89 pg 25772)

(b) Reflects actual results from UDSmr database for the first two quarters of FY2005. Remaining quarters are projections using Q2 FY2005 trend

(c) AMRPA press release, April 23, 2005

15

HEALTHSOUTH

II. 75% Rule (cont’d)

Regulatory/Legislative Initiatives

Continue to collaborate with industry coalition to communicate impact of the 75% Rule on Medicare beneficiaries

Federation of American Hospitals

American Medical Rehabilitation & Physiatry Association American Hospital Association

Met with CMS Administrator Mark McClellan, M.D. and key staff

Industry coalition secured a letter of support from members of the Senate Finance Committee and Alabama Congressional delegation Recommendation: Maintain 50% compliance level for an additional year; conduct required research Will continue to work with industry coalition to seek an appropriate legislative solution if administrative efforts fail

II. 75% Rule (cont’d)

Research Initiatives

GAO Report recommended further research upon which refinements of the 75% Rule could be based

Washington University (St Louis, MO)

Focus: Arthritis, Stroke, Cardiac Disease, Pulmonary Disease Patients Goals:—Identify trends of conditions within the elderly population

Study utilization of post-acute care for these conditions

Analyze severity and outcomes by post-acute locations

National Rehabilitation Hospital (Washington, D.C.) Focus: Joint Replacement Patients

Goals: Determine whether some patients are better suited for IRF vs. SNF

Document interventions/processes of care for IRF vs. SNF

Determine whether severity measures may predict site of care

Determine relative cost-effectiveness of IRF vs. SNF

Agenda

I. Overview II. 75% Rule

III. Legal Update

IV. Restatement Update V. Comprehensive Form 10-K VI. Liquidity & Refinancing VII. Operations Update VIII. Strategic Plan IX. Questions & Answers

Jay Grinney Jay Grinney

Greg Doody

John Workman John Workman John Workman Mike Snow Jay Grinney

III. Legal Update

Securities and Exchange Commission (SEC)

Settlement announced June 8, 2005 (a)

Department of Justice - Criminal Division

Cooperation recognized by United States Attorney

Continue to fully cooperate

Class action and other litigation

Dialogue continues

(a) Terms of settlement on following slide

III. Legal Update (cont’d)

SEC Settlement

$100 million civil penalty to be paid in five installments over two years beginning in 4Q 2005

SEC staff will request that the penalty be used to create an investor fund pursuant to Sarbanes-Oxley

Governance consultant, accounting consultant, Inspector General and training

Continue to cooperate fully with the SEC and the DOJ

Agenda

I. Overview II. 75% Rule III. Legal Update

IV. Restatement Update

V. Comprehensive Form 10-K VI. Liquidity & Refinancing VII. Operations Update VIII. Strategic Plan IX. Questions & Answers

Jay Grinney Jay Grinney Greg Doody

John Workman

John Workman John Workman Mike Snow Jay Grinney

IV. Restatement Update

(dollars in millions)

2005 Budget 2004 Results

Reconstruction / Restatement

2000 - 2003 $16.0 $95.2

2004 15.0 -

Audit

2000 - 2003 19.0 31.4

2004 11.4 -

Sarbanes-Oxley Related 18.0 22.0

Crisis Management - 27.0

All Other - 19.2

Total $79.4 $194.8

Note: These costs include (i) professional fees associated with litigation, financial restructuring, government investigations, forensic accounting, accounting reconstruction, audit and tax work associated with the restatement, and Sarbanes-Oxley implementation and (ii) non-ordinary course charges incurred after March 19, 2003 and related to the company’s overall corporate restructuring

IV. Restatement Update (cont’d)

The company continues to evaluate facilities and the organizational structure of each division

Some locations lose money on an EBITDA basis

Decisions to close locations or reduce the organization will be based on gaining a positive return for such decisions

The costs of such decisions, if any, have not been reflected in the 2005 budget

IV. Restatement Update (cont’d)

Target Plan for Filing Audited Financial Statements

Comprehensive 2000-2003 Form 10-K Filed

2004 Form 10-K Filed

2005 Form 10-K Filed

Completed 4Q 2005 1Q 2006

Agenda

I. Overview II. 75% Rule III. Legal Update IV. Restatement Update

V. Comprehensive Form 10-K

VI. Liquidity & Refinancing VII. Operations Update VIII. Strategic Plan IX. Questions & Answers

Jay Grinney Jay Grinney Greg Doody John Workman

John Workman

John Workman Mike Snow Jay Grinney

V. Comprehensive Form 10-K (cont’d)

The Restatement

1,000,000 hours (500 years) of outside help

Approximately $250 million to complete, including audit costs

Majority of costs in 2004/2005

Huge distraction for the company

Drained resources that could have worked on building processes/procedures

Over 500 business combinations had to be reviewed and corrected Current assets and liabilities reflect the results of subsequent receipts/disbursements Physical inventory of fixed assets Lease transactions required complete review of capital versus operating to correct accounting

Numerous transactions involved related parties

V. Comprehensive Form 10-K (cont’d)

Significant investigation to unwind fraudulent entries and reflect proper Financial Statement classifications Several new accounting pronouncements occurred during 2000-2003 Settlements of litigation with CMS/DOJ-Civil and SEC were reflected in the financial statements in the related period Grant Thornton, Callaway Partners, KPMG and Deloitte & Touche assisted the company in the restatement. Audit conducted by PricewaterhouseCoopers

V. Comprehensive Form 10-K (cont’d)

The Results Last Filed Financial Statements

(dollars in millions) 2001 2000

Revenue*

As previously reported $4,380 $4,195

As restated $3,553 $3,499

Variance ($827) ($696)

Pretax Income (loss)*

As previously reported $342 $460

As restated ($191) ($438)

Variance ($533) ($898)

Shareholders Equity (deficit)

As previously reported $3,797 $3,526

As restated ($112) $36

Variance ($3,909) ($3,490)

* continuing operations

V. Comprehensive Form 10-K (cont’d)

Income Statement Highlights

(dollars in millions; continuing operations)

2003 2002 2001

Revenue $3,958 $3,960 $3,553

Expenses:

Personnel Costs 1,804 1,849 1,704

Supplies 400 362 334

Bad Debts 134 137 101

Depreciation & Amortization 200 238 354

Other Operating Expense 863 917 863

Minority Interest 84 75 44

All Other(a) 697 552 35

Operating Earnings (Loss) ($224) ($170) $118

Operating Earnings is Earnings before Interest and Taxes (EBIT) and excludes Gains/(Losses) on debt and investments transactions

(a) Includes impairment, government and class action settlement expense, (gain)/loss on asset sales and professional fees

V. Comprehensive Form 10-K (cont’d)

Key Expenses as a Percent of Net Operating Revenue

(continuing operations)

For the year ended December 31

2003 2002 2001

Personnel Costs 45.6% 46.7% 48.0%

Supplies 10.1% 9.1% 9.4%

Other Operating Expense 21.8% 23.1% 24.3%

Bad Debt 3.4% 3.5% 2.8%

V. Comprehensive Form 10-K (cont’d)

Balance Sheet Highlights

(dollars in millions)

2003 2002 2001

Working Capital, Net $165 ($493) ($95)

Cash, Unrestricted $473 $91 $63

Property Plant & Equipment $1,467 $1,715 $1,768

Debt $3,522 $3,508 $3,559

Consolidated Tangible Assets $3,211 $3,201 $3,179

V. Comprehensive Form 10-K (cont’d)

Total Company

(dollars in millions; continuing operations)

2004(a) 2003 2002 2001

unaudited

Revenue $3,832 $3,958 $3,960 $3,553

Operating Earnings (Loss) $255 ($224) ($170) $118

Percentage 6.7% (5.7%) (4.3%) 3.3%

Memo:

Impairment, $455 $205 $36

(Gain) Loss on Asset Sales

(a) 2004 amounts are before impairment and subject to restatement but after professional fees for restructuring, restatement cost

V. Comprehensive Form 10-K (cont’d)

Inpatient

(dollars in millions; continuing operations)

2004(a) 2003 2002 2001

unaudited

Revenue $2,021 $2,016 $1,907 $1,523

Operating Earnings (Loss)(b) $456 $443 $349(c) $127

Percentage 22.6% 22.0% 18.3% 8.3%

Memo:

Impairment, ( $22) $49 $41

(Gain) Loss on Asset Sales

Earnings level increased in 2002 from 2001 Steady performance in 2002 – 2004 Threat of 75% Rule after 2004

(a) 2004 amounts are before restructuring, impairment and subject to restatement; (b) amounts before corporate overhead; (c) after CMS/DOJ-Civil settlement

V. Comprehensive Form 10-K (cont’d)

Surgery

(dollars in millions; continuing operations)

2004(a) 2003 2002 2001

unaudited

Revenue $860 $920 $926 $867

Operating Earnings (Loss)(b) $97 ( $63) $100 $81

Percentage 11.3% (6.9%) 10.8% 9.3%

Memo:

Impairment, $182 $52 $9

(Gain) Loss on Asset Sales

Growth in 2001 – 2002 but decline started in 2003 with syndication issues Re-syndication process underway but moving at a slower than planned pace

(a) 2004 amounts are before restructuring, impairment and subject to restatement; (b) amounts before corporate overhead

V. Comprehensive Form 10-K (cont’d)

Outpatient

(dollars in millions; continuing operations)

2004(a) 2003 2002 2001

unaudited

Revenue $512 $587 $663 $692

Operating Earnings (Loss)(b) $43 ( $51) $19(c) $84

Percentage 8.4% (8.7%) 2.9% 12.1%

Memo:

Impairment, $138 $22 $6

(Gain) Loss on Asset Sales

Performance suffering since 2002 but significant changes underway to reduce costs

(a) 2004 amounts are before restructuring, impairment and subject to restatement; (b) amounts before corporate overhead; (c) after CMS/DOJ-Civil settlement

V. Comprehensive Form 10-K (cont’d)

Diagnostic

(dollars in millions; continuing operations)

2004 (a) 2003 2002 2001

unaudited

Revenue $227 $280 $306 $274

Operating Earnings (Loss)(b) ($1) ( $41) ( $40) $54

Percentage (0.4%) (14.6%) (13.1%) 19.7%

Memo:

Impairment, $22 $62 $13

(Gain) Loss on Asset Sales

Business declining as industry becoming commodity driven Stabilized and results improving

(a) 2004 amounts are before restructuring, impairment and subject to restatement; (b) amounts before corporate overhead

V. Comprehensive Form 10-K (cont’d)

Adjusted EBITDA Reconciliation

2004(a) 2003 2002 2001

Operating Earnings (Loss) $255 ($224) ($170) $118

Impairment Charges - 468 117 -

Government and Class Action Settlement - 171 348 -

Professional Fees

Restructuring and Restatement 195 70 -

(Gain) Loss on Disposal of Assets (13) 87 36

Depreciation and Amortization 189 200 238 354

Adjusted EBITDA $639 $672 $620 $508

Restated results are consistent with the company’s ability to generate $600 million of adjusted EBITDA

(a) 2004 amounts are before impairment and subject to restatement

V. Comprehensive Form 10-K (cont’d)

Internal Control Findings

Multiple material weaknesses

Internal control environment

Accounting policies and procedures (design, documentation, execution) Inadequate or ineffective policies for unusual/complex accounting matters Information systems and related processes

First priority: remediation of field cycles (revenue, expenditure, payroll)

Primary drivers of operating results More than 5,000 people being trained

Revenue involves two new system installations Building the basics (i.e. standardizing practices)

Resources being strained because of reconstruction, restatement

Next priority: corporate cycles

Installing mitigating controls

Agenda

I. Overview II. 75% Rule III. Legal Update IV. Restatement Update V. Comprehensive Form 10-K

VI. Liquidity & Refinancing

VII. Operations Update VIII. Strategic Plan IX. Questions & Answers

Jay Grinney Jay Grinney Greg Doody John Workman John Workman

John Workman

Mike Snow Jay Grinney

VI. Liquidity and Financing Update

Liquidity

(dollars in millions)

Dec 31, 2004 March 31, 2005

Available Cash $355.6 $256.0

Restricted Cash(a) $232.3 $248.6

Consolidated Cash $587.9 $504.6

Interest payments were $29.0 million for 1Q 2005

CMS/DOJ - Civil settlement payments were $99.5 million for 1Q 2005

(a) Restricted cash includes non-consolidated partnership accounts, deposits related to captive insurance account and other risk management deposits

VI. Liquidity and Financing Update (cont’d) $245 million Senior Notes matured June 15, 2005

Paid off with combination of new $200 million senior unsecured term loan facility and existing available cash Allowed the company to reduce overall outstanding indebtedness

New $200 million Senior Unsecured facility(a)

Facility increased from $150 million due to strong investor demand Provides hedge based on next scheduled maturity of $180 million on October 1, 2006

Continue to evaluate long term strategy for available liquidity and financial flexibility

(a) Terms of loan facility on following slide

VI. Liquidity and Financing Update (cont’d)

Facility $200 million Senior Unsecured Credit Facility

Key Terms Unsecured

Maturity - 5 year term (Lenders have 3-year put at par)

Rate - LIBOR + 500 bp

Call Protection - Non-call 1, 102 call in year 2, 101 call

in year 3, par call thereafter

Closing Facility closed and funded June 15, 2005

Key Covenants Maximum Total Debt to EBITDA Ratio

Maximum Capital Expenditures

Minimum Interest Incurrence Ratio

Other 2.5% Underwriting Fee

Agenda

I. Overview II. 75% Rule III. Legal Update IV. Restatement Update V. Comprehensive Form 10-K VI. Liquidity & Refinancing

VII. Operations Update

VIII. Strategic Plan IX. Questions & Answers

Jay Grinney Jay Grinney Greg Doody John Workman John Workman John Workman

Mike Snow

Jay Grinney

VII. Operations Update – Inpatient

Division President: Mark Tarr

Financial Overview (in millions)

1Q 2005 1Q 2005

Actual (a) Budget

Net Revenue $504.5 $513.6

Personnel costs 236.2 243.7

Cost of sales 30.2 29.6

Other 91.3 97.3

Total operating

357.7 370.6

expenses

Depreciation and

12.6 11.1

amortization

Minority Interest 10.2 10.3

Operating Earnings $124.0 $121.7

Operating Statistics

%

1Q05 1Q04 Change

IP Discharges 28,440 30,667 (7.3%)

OP Visits 514,392 546,479 (5.9%)

IP Rev/ Discharge $15,316 $14,649 4.6%

Medicare Case Mix Index 1.29 1.26 2.4%

Volume decline primarily due to 75% Rule Pricing changes due to market basket adjustment update and case mix index Traction on expense controls initiated Q4 2004 Marketing program launched with focus on stroke population

(a) 2005 amounts are before restructuring, impairment, corporate overhead and subject to restatement

VII. Operations Update (cont’d)

Proposed Update – IRF-PPS

Proposes 3.1% increase to market basket. Also includes a reduction for coding changes, a change to outlier threshold, and an increased payment allocation for teaching and rural facilities

Analysis of the proposed update concludes that the impact on HealthSouth is negative

HealthSouth comments on the proposed update:

Baseline used to establish new payment rate was “pre-75% Rule,” therefore not reflective of future case mix CMS calculation excluded ~ $180 million of HealthSouth costs (the company did not file cost reports 2002-2003) and, therefore, understates costs for urban facilities The result of this proposed update is inconsistent with the original intent of IRF-PPS to reward efficient providers

VII. Operations Update (cont’d)

LTCH Final and Proposed Rule

LTCH final rule published in May provides 3.4% increase to market basket;

~ $ 3.6 million annualized

LTCH proposed rule published in May would adjust the relative weights of LTC-DRG’s, primarily reducing those with higher margins

Final decision by CMS expected by August

VII. Operations Update – Surgery

Division President: Joe Clark

Financial Overview (in millions)

1Q 2005 1Q 2005

Actual Budget

Net Revenue $216.9 $209.5

Personnel costs 70.7 67.2

Cost of sales 49.3 46.4

Other 48.4 47.5

Total operating

168.5 161.1

expenses

Depreciation and

10.4 9.4

amortization

Minority Interest 13.1 12.2

Operating Earnings $24.9 $26.7

Operating Statistics

%

1Q05 1Q04 Change

Total Cases 178,862 187,429 (4.6%)

Same Store Cases 178,377 186,777 (4.5%)

Rev/ Case $1,213 $1,163 4.3%

Op. Exp./ Case $946 $879 7.6%

Highlights

New leadership

Re-syndications progress slowly due to restatement

Still expect 50 completed in 2005

Facilities re-syndicated in 2004 improved EBITDA by more than 200 bps Operational focus: volume, pricing, labor & supplies

Particular attention to underperforming facilities, some with negative EBITDA

(a) 2005 amounts are before restructuring, impairment, corporate overhead and subject to restatement

VII. Operations Update – Outpatient

Division President: Diane Munson

Financial Overview (in millions)

1Q05 Actual 1Q05 Budget

Net Revenue $112.6 $116.0

Personnel costs 64.3 63.8

Cost of sales 1.1 1.3

Other 35.4 35.1

Total operating

100.7 100.2

expenses

Depreciation and

3.7 3.6

amortization

Minority Interest (0.1) 0.1

Operating Earnings $8.3 $12.0

Operating Statistics

%

1Q05 1Q04 Change

Total Visits 1,150,939 1,334,128 (13.7%)

Same Store Visits 1,136,521 1,256,071 (9.5%)

Rev/ Visit $98 $98 0.0%

OP Exp/ Visit $87 $85 2.4%

Highlights

Closed/consolidated 52 sites in Q1 with annualized EBITDA ~ ($4MM) Closing additional 95 sites in Q2 with annualized EBITDA ~ ($2.8MM) Implemented plan to reduce overhead/flatten organization Consolidated back office billing/collection Developed incentive plans for key clinicians to drive growth and stabilize workforce

(a) 2005 amounts are before restructuring, impairment, corporate overhead and subject to restatement

VII. Operations Update – Diagnostic

Division President: Karen Davis

Financial Overview (in millions)

1Q05 Actual 1Q05 Budget

Net Revenue $54.6 $56.1

Personnel costs 15.6 16.2

Cost of sales 3.0 3.1

Other 26.1 27.0

Total operating

44.7 46.3

expenses

Depreciation and

8.4 7.1

amortization

Minority Interest 1.1 1.1

Operating Earnings $0.4 $1.5

Operating Statistics

1Q05 1Q04 Change

Total Scans 188,181 192,625 (2.3%)

Same Store Scans 187,209 188,426 (0.6%)

Rev/ Scan $290 $285 1.8%

Op. Exp./ Scan $237 $236 0.4%

Highlights

Closed/sold eight sites in Q1 with EBITDA ~ ($363K) Labor reductions ~ $500K annually Same store volume growth returns in Q2 Cash collections stabilized and improved Remaining portfolio meeting expectations

(a) 2005 amounts are before restructuring, impairment, corporate overhead and subject to restatement

VII. Operations Update – Corporate/Other

Financial Overview (in millions)

1Q05 Actual 1Q05 Budget

Net Revenue $36.6 $25.6

Personnel costs 22.4 26.1

Cost of sales 8.3 6.8

Other 37.9 26.4

Total operating

68.6 59.2

expenses

Depreciation and

15.7 12.3

amortization

Minority Interest 0.3 0.4

Operating Earnings ($47.9) ($46.4)

Operating Statistics

%

1Q05 1Q04 Change

Discharges 1,497 1,699 (11.9%)

Avg. Daily Census 101 113 (10.6%)

Outpatient Visits 24,640 29,627 (16.8%)

Cases 2,871 3,385 (15.2%)

Highlights

LOI signed with University of Alabama –Birmingham Health System to sell HealthSouth Medical Center

Subject to completing Definitive Agreements and addressing state regulatory issues

Interim management agreement for the facility contemplated between the parties Discussions continue regarding a potential sale of Digital Hospital

(a) 2005 amounts are before restructuring, impairment and subject to restatement

VII. Operations Update (cont’d)

Reorganization Plan – ObjectivesFROM TO

Portfolio More than 2,000 scattered sites Smaller, stronger portfolio of less

(dots on a map) than 1,200 sites

(prepared for growth)

Corporate and “Field Serves Corporate” “Field is the Customer”

Division Roles (strategic business units are

supported by dedicated corporate

resources)

Structure and Convoluted, layered hierarchy Flatter organization; clearly

Accountability and diffuse accountability accountable executives

“Who you Know” “How you Perform”

“Work out of Home” “Work out of Office”

(teams co-located)

VII. Operations Update (cont’d)

Reorganization Plan—Highlights

Created Division CFO positions to enhance operational oversight

Created Chief Medical Officer positions for Inpatient and Surgery Divisions

Created Sales/Marketing SVP in Inpatient Division

Operations executives physically co-located by geographic region

Corporate support staff to be physically located within division offices

Agenda

I. Overview II. 75% Rule III. Legal Update IV. Restatement Update V. Comprehensive Form 10-K VI. Liquidity & Refinancing VII. Operations Update

VIII. Strategic Plan

IX. Questions & Answers

Jay Grinney Jay Grinney Greg Doody John Workman John Workman John Workman Mike Snow

Jay Grinney

VIII. Strategic Plan – What We Considered

Core vs. non-core businesses

Portfolio

Non-performing facilities (fix, divest, close)

Peer group comparisons, internal variability by division

Areas of focus by division

Operations

Appropriate organizational structure (fewer management layers and improvements

required resources)

Sequencing (within operational initiatives, and versus new growth opportunities)

Growth “runway” and potential upside

Where (urban vs. rural) and how (build vs. buy) to grow, by division

New facility

Capabilities required for new facility growth

growth

Sequencing vs. operational opportunities

Financial constraints

Options contained within existing businesses (home health rehab)

New services Options adjacent to existing businesses (LTCH)

Value of options

Capabilities and sequencing

VIII. Strategic Plan – What We Concluded

We’re in attractive segments…with operational upside

2004 Market size $ Billions

Market growth

Historic Projected

Percent Percent

Market EBITDA

Percent

2004 HealthSouth EBITDA(c)

Percent

Inpatient rehabilitation 8.5 7 5 (a) 10(b)

22

Ambulatory

9.3 11 9 17 13 surgery centers

Outpatient

5.1 5 5 16 9 rehabilitation

Diagnostic 4 15 11

16.4 7 imaging centers

(a) Expected growth rate beyond 2007; (b) Deducts an assumed corporate expense of 4% for non-HealthSouth IRFs that do not report corporate expense; (c) EBITDA after minority interest and corporate costs (assumed corporate expense allocated as a percent of net revenue

VIII. Strategic Plan – What We Concluded (cont’d)

Key priority: restore financial strength and pursue de-leveraging events

Free cash flow is strong, but near-term will be devoted to paying for restatement/restructuring and settlements (CMS/DOJ-Civil, SEC)

Significant operational improvement opportunities exist to grow EBIT and fund new facility growth

Ability to mitigate 75% Rule impact will be key Development capabilities will be enhanced

We will expand into new post-acute services

VIII. Strategic Plan – Summary

Metrics
- ✓ Volume growth (SS)
- ✓ Margin expansion
- ✓ Debt reduction



Strategic Horizons
EBITDA
Phase 1:
0 to 24 months
Operational focus
Phase 2:
12 to 36 months
Operational and development focus
✓ Pay down debt
$$ to pay for
Phase 3
24 to 48 months
Operational, development, and new business focus
✓ Pay down debt
$$ to pay for
Time

- Mitigate 75% Rule
- Drive operational improvement in all BUs (pricing, labor, supplies)
  - Bring O/P divisions to peer group
  - Reduce variability within all divisions
  - Focus on quality
- Ramp-up business development capabilities (IRF, ASC)
- Pilot Home Health; refine LTCH
- Establish appropriate internal control environment
- Evaluate Diagnostic Division inquiries

- Expand into other post-acute segments
  - LTCH
  - Home Health
- Acquire or build IRFs in target markets
- Develop new ASCs
- Continue to drive operational improvement
- Re-evaluate expansion / market opportunities in Outpatient and Diagnostics
- Establish appropriate internal control environment

- Expand into other post-acute segments
  - Potential M&A
- Acquire or build IRFs in target markets
- Develop new ASCs
- Continue to drive operational improvement

57

HEALTHSOUTH

Agenda

I. Overview Jay Grinney

II. 75% Rule Jay Grinney

III. Legal Update Greg Doody

IV. Restatement Update John Workman

V. Comprehensive Form 10-K John Workman

VI. Liquidity & Refinancing John Workman

VII. Operations Update Mike Snow

VIII. Strategic Plan Jay Grinney

IX. Questions & Answers

Questions and Answers